AMENDMENT NUMBER ONE (1) TO EMPLOYMENT AGREEMENT

     This Amendment Number One (1) is entered into this 1st day of October 2001, ("Amended Employment Agreement") by and between COMTEX News Network, Inc. ("COMTEX"), a Delaware corporation, with its principal executive offices at 4900 Seminary Road, Suite 800, Alexandria, Virginia 22311 ("Company"), and CHARLES W. TERRY, whose address is 13201 Dodie Drive, Darnestown, Maryland 20878 ("Employee").

                    W I T N E S S E T H:

     WHEREAS,  COMTEX  and  the  Employee  entered  into  an
employment  agreement  on  the  1st  day  of  October   1998
(hereinafter "Agreement"); and

     WHEREAS, COMTEX and the Employee wish to amend the terms of the Agreement;

     NOW,   THEREFORE,  in  consideration  of   the   mutual
covenants and agreements set forth herein below, the parties hereto agree as follows:

     1. The term of the Agreement shall be extended for one year ending September 30, 2002.

     2. All conditions of the original Agreement not amended herein shall remain in full force and effect.

COMTEX NEWS NETWORK, INC.         ACCEPTED  &  AGREED TO:

By:   /S/ C.W. GILLULY           /S/CHARLES W. TERRY
     --------------------        -----------------------
     C.W. Gilluly, Ed.D.         Charles W. Terry
     Chairman
     Board of Directors



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